LOOMIS SAYLES MID CAP GROWTH FUND
                     LOOMIS SAYLES SMALL COMPANY GROWTH FUND

Supplement dated May 31, 2005 to the Loomis Sayles Funds Institutional Equity & Income Prospectus dated February 1, 2005, as may be supplemented from time to time. This supplement replaces the supplement dated May 20, 2005.

On March 31, 2005 and April 29, 2005, respectively, the Loomis Sayles Small Company Growth Fund and the Loomis Sayles Mid Cap Growth Fund were liquidated.

Both the Loomis Sayles Mid Cap Growth Fund and the Loomis Sayles Small Company Growth Fund no longer exist and as a result are not available for purchase or exchange.



                                                                   M-LSSP25-0605